PBHG Insurance Series Fund

                        Supplement dated October 15, 2003
                         To Prospectus dated May 1, 2003

         This supplement updates certain information in the Prospectus. You should retain the Prospectus and all supplements for future reference. You may obtain additional copies of the Prospectus and supplements free of charge by calling 1-800-347-9256

Please insert the following as the last paragraph to the Buying and Selling Portfolio Shares section on page 31:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Portfolio is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.